Exhibit 99.4



                                                                      APPENDIX A
                              DEFINITIONS AND USAGE

                                      Usage

                  The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

(a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

(b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under U.S. generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under U.S. generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

(c) The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" means "including without limitation."

(d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                   Definitions

                  "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.

                  "Accrued Class B Note Interest" shall mean, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Payment Date and the Class B Noteholders' Interest Carryover Shortfall for such Payment Date.

                  "Accrued Class C Note Interest" shall mean, with respect to any Payment Date, the sum of the Class C Noteholders' Monthly Accrued Interest for such Payment Date and the Class C Noteholders' Interest Carryover Shortfall for such Payment Date.

                  "Accrued Class D Certificate Interest" shall mean, with respect to any Payment Date, the sum of the Class D Certificateholders' Monthly Accrued Interest for such Payment Date and the Class D Certificateholders' Interest Carryover Shortfall for such Payment Date.

                  "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

                  "Administration Agreement" shall mean the Administration Agreement, dated as of April 1, 2005, by and among the Administrator, the Issuer and the Indenture Trustee.

                  "Administrator" shall mean Ford Credit, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

                  "Advances" shall mean Simple Interest Advances.

                  "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Aggregate Certificate Balance" shall mean, as of any date of determination, the Certificate Balance as of such date of the Class D Certificates.

                  "Amount Financed" shall mean, with respect to a Receivable, the amount of credit extended under the Receivable for the purchase of the Financed Vehicle, the purchase of extended warranty protection plans, physical damage, credit life and disability insurance policies and similar products, and other related costs.

                  "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

                  "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable:
(a) a State in which the Owner Trustee maintains its Corporate Trust Office, (b) a State in which the Owner Trustee maintains its principal executive offices, and (c) the State of Michigan.

                  "Assignment" shall mean the document of assignment attached as Exhibit A to the Purchase Agreement.

                  "Authenticating Agent" shall have the meaning specified in
Section 2.14 of the Indenture.

                  "Authorized Officer" shall mean:

(i) with respect to the Seller, any officer of the Seller, or other person of the Seller, designated by the Seller from time to time and who is authorized to act for the Seller, which officer and persons shall be named in an Officer's Certificate distributed to, or electronically posted to a password protected website such as the IntraLinks system for which access has been provided to, the Owner Trustee and the Indenture Trustee;

(ii) with respect to the Administrator, and for so long as the Administration Agreement is in full force and effect, any officer of the Administrator, or other person of the Administrator, designated by the Administrator from time to time and who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement, which officers and persons shall be named in an Officer's Certificate distributed to, or electronically posted to a password protected website such as the IntraLinks system for which access has been provided to, the Owner Trustee and the Indenture Trustee;

(iii) with respect to the Servicer, any officer of the Servicer, or other person of the Servicer, designated by the Servicer from time to time and who is authorized to act for the Servicer, which officer and persons shall be named in an Officer's Certificate distributed to, or electronically posted to a password protected website such as the IntraLinks system for which access has been provided to, the Owner Trustee and the Indenture Trustee;

(iv) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee, customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any Authorized Officer of the Administrator; and

(v) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Available Collections" shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment Date: (i) all Collections; (ii) all Advances made by the Servicer pursuant to Section 4.5 of the Sale and Servicing Agreement; (iii) all Unreimbursable Advances made by the Servicer pursuant to Section 4.5(b) of the Sale and Servicing Agreement; and (iv) Purchase Amounts received with respect to Receivables that became Purchased Receivables during such Collection Period; minus (i) amounts received on any Receivable to the extent that the Servicer has previously made an unreimbursed Advance on such Receivable for which the Servicer is entitled to reimbursement; and (ii) amounts constituting the Supplemental Servicing Fee, to the extent retained by the Servicer.

                  "Available Funds" shall mean, for any Payment Date, the sum of
(i) the Available Collections for such Payment Date and (ii) the Reserve Account Release Amount for such Payment Date.

                  "Bank" shall mean Wachovia Bank of Delaware, National Association, a national banking association .

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

                  "Basic Documents" shall mean the Certificate of Formation, the Limited Liability Company Agreement, the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Note Depository Agreement, the Control Agreement and the other documents and certificates delivered in connection therewith.

                  "Book-Entry Note" shall mean, a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, in each case issued in book-entry form as described in Section 2.11 of the Indenture.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

                  "Capital Account" shall mean the account established pursuant to Section 3.2 of the Trust Agreement and the amount of any Certificateholder's Capital Account shall be the amount determined in accordance with such Section
3.2 of the Trust Agreement.

                  "Certificates" shall mean the Class D Certificates.

                  "Certificate Balance" shall mean, with respect to the Class D Certificates and as the context so requires, (i) with respect to all Certificates of such Class, an amount equal to, initially, the Initial Certificate Balance of such Class of Certificates and, thereafter, an amount equal to the Initial Certificate Balance of such Class of Certificates, reduced by all amounts distributed to Certificateholders of such Class of Certificates and allocable to principal or (ii) with respect to any Certificate of such Class, an amount equal to, initially, the initial denomination of such Certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such Certificate and allocable to principal; provided, that in determining whether the Certificateholders of Certificates evidencing the requisite portion or percentage of the Aggregate Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance, except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates that a Trustee Officer of the Indenture Trustee, if applicable, and an Authorized Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Certificate Prepayment Amount" shall mean an amount equal to the Certificate Balance of the Class D Certificates plus accrued and unpaid interest thereon at the applicable Certificate Rate plus interest on any overdue interest at the applicable Certificate Rate (to the extent lawful) to but excluding the payment date on which such payment will be made and the Certificates will be paid in full.

                  "Certificateholder" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate of Formation" shall mean the Amended and Restated Certificate of Formation of the Depositor filed for the Depositor pursuant to
Section 18-201 of the Delaware Limited Liability Company Act.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit E to the Trust Agreement, filed for the Trust pursuant to
Section 3810(a) of the Delaware Statutory Trust Act on November 29, 2004.

                  "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

                  "Certificate Pool Factor" shall mean, with respect to the Class D Certificates as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance of such Class of Certificates (after giving effect to any reductions therein to be made on the immediately following Payment Date) divided by the Initial Certificate Balance of such Class of Certificates. Each Certificate Pool Factor will be
1.0000000 as of the Closing Date; thereafter, each Certificate Pool Factor will decline to reflect reductions in the Certificate Balance of the Class D Certificates.

                  "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement.

                  "Class" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes or the Class D Certificates, as applicable.

                  "Class A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the Class A Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders of Class A Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A Notes for the related Interest Period.

                  "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes at the respective Note Interest Rate for such Class on the outstanding principal amount of the Notes of each such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Notes of such Class on or prior to such preceding Payment Date.

                  "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

                  "Class A-1 Final Scheduled Payment Date" shall mean the December 2005 Payment Date.

                  "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1 Note is registered on the Note Register.

                  "Class A-1 Notes" shall mean the $486,000,000 aggregate initial principal amount Class A-1 3.15% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

                  "Class A-1 Rate" shall mean 3.15% per annum. Interest with respect to the Class A-1 Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Class A-2 Final Scheduled Payment Date" shall mean the September 2007 Payment Date.

                  "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2 Note is registered on the Note Register.

                  "Class A-2 Notes" shall mean the $990,000,000 aggregate initial principal amount Class A-2 3.78 % Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

                  "Class A-2 Rate" shall mean 3.78% per annum. Interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-3 Final Scheduled Payment Date" shall mean the January 2009 Payment Date.

                  "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3 Note is registered on the Note Register.

                  "Class A-3 Notes" shall mean the $881,000,000 aggregate initial principal amount Class A-3 4.17% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

                  "Class A-3 Rate" shall mean 4.17% per annum. Interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-4 Final Scheduled Payment Date" shall mean the January 2010 Payment Date.

                  "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4 Note is registered on the Note Register.

                  "Class A-4 Notes" shall mean the $470,165,000 aggregate initial principal amount Class A-4 4.38% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

                  "Class A-4 Rate" shall mean 4.38% per annum. Interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class B Final Scheduled Payment Date" shall mean the April 2010 Payment Date.

                  "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered on the Note Register.

                  "Class B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the Class B Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders of Class B Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class B Notes on the preceding Payment Date, to the extent permitted by law, at the Class B Rate for the related Interest Period.

                  "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class B Notes at the Class B Rate on the outstanding principal amount of the Class B Notes on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Class B Notes on or prior to such preceding Payment Date.

                  "Class B Notes" shall mean the $89,279,000 aggregate initial principal amount of Class B 4.64% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the Form of Exhibit B to the Indenture.

                  "Class B Rate" shall mean 4.64% per annum. Interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class C Final Scheduled Payment Date" shall mean the August 2010 Payment Date.

                  "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered on the Note Register.

                  "Class C Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the Class C Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class C Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders of Class C Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class C Notes on the preceding Payment Date, to the extent permitted by law, at the Class C Rate for the related Interest Period.

                  "Class C Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class C Notes at the Class C Rate on the outstanding principal amount of the Class C Notes on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Class C Notes on or prior to such preceding Payment Date.

                  "Class C Notes" shall mean the $59,519,000 aggregate initial principal amount Class C 4.83% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit C to the Indenture.

                  "Class C Rate" shall mean 4.83% per annum. Interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

                  "Class D Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the sum of the Class D Certificateholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class D Certificateholders' Interest Carryover Shortfall from the close of business on such preceding Payment Date, over the amount in respect of interest that is actually paid to Class D Certificateholders on such preceding Payment Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class D Rate.

                  "Class D Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, thirty (30) days of interest (or, in the case of the first Payment Date, interest accrued from and including the Closing Date to but excluding such Payment Date) at the Class D Rate on the Certificate Balance of the Class D Certificates on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance of the Class D Certificates made on or prior to such preceding Payment Date.

                  "Class D Certificates" shall mean the $59,519,000 aggregate initial principal balance Class D 6.78% Asset Backed Certificates evidencing the beneficial interest of a Class D Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  "Class D Final Scheduled Payment Date" shall mean the September 2011 Payment Date.

                  "Class D Rate" shall mean 6.78% per annum. Interest with respect to the Class D Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" shall mean April 14, 2005.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

                  "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

                  "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

                  "Collection Period" shall mean each calendar month during the term of the Sale and Servicing Agreement or, in the case of the initial Collection Period, the period from the Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of Collections and (ii) all Advances and reductions of outstanding Advances.

                  "Collections" shall mean, with respect to a Collection Period, all amounts collected by the Servicer on or with respect to the Receivables during such Collection Period, including, (i) payments received from Obligors,
(ii) payments received on behalf of Obligors, including amounts received under physical damage, credit life and disability insurance policies, (iii) Liquidation Proceeds, (iv) Recoveries and (v) partial prepayments due to refunds of cancelled items originally included in the Amount Financed, such as extended warranty protection plan costs or physical damage, credit life, disability insurance premiums and similar products; but excluding amounts with respect to any Receivable for which the Purchase Amount has been included in the Available Collections in a prior Collection Period.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Control Agreement" shall mean the Collateral Account Control Agreement, dated as of April 1, 2005, by and among the Issuer,as debtor, the Indenture Trustee, as secured party, and The Bank of New York, as financial institution.

                  "Controlling Certificate Class" shall mean, with respect to any Certificates outstanding, the Class D Certificates as long as any Class D Certificates are outstanding.

                  "Controlling Note Class" shall mean, with respect to any Notes Outstanding, the Class A Notes as long as any Class A Notes are Outstanding, and thereafter the Class B Notes as long as any Class B Notes are Outstanding and thereafter, the Class C Notes as long as any Class C Notes are Outstanding (in each case, excluding Notes held by the Seller, the Servicer or their Affiliates).

                  "Corporate Trust Office" shall mean:

(i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 300 Delaware Avenue, Ninth Floor, Wilmington, DE 19801, Attention: Corporate Trust Department, Nicole Poole or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor) and

(ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 101 Barclay Street, Floor 8 West, New York, New York 10286, Attention: Structured Finance Services-Asset Backed Securities, Ford Credit Auto Owner Trust Series 2005-B, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

                  "Cutoff Date" shall mean the open of business on April 1, 2005.

                  "Dealer" shall mean the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to Ford Credit under an existing agreement between such dealer and Ford Credit.

                  "Dealer Recourse" shall mean, with respect to a Receivable (i) any amount paid by a Dealer or credited against a reserve established for, or held on behalf of, a Dealer in excess of that portion of finance charges rebated to the Obligor which is attributable to the Dealer's participation, if any, in the Receivable, and (ii) all recourse rights against the Dealer which originated the Receivable and any successor Dealer.

                  "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive Notes" shall have the meaning specified in Section
2.11 of the Indenture.

                  "Delaware Limited Liability Company Act" shall mean the Delaware Limited Liability Company Act, 6 Delaware Code ss.18-101 et seq., as amended.

                  "Delaware Statutory Trust Act" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

                  "Depositor" shall mean the Seller in its capacity as Depositor under the Trust Agreement.

                  "Determination Date" shall mean, with respect to any Collection Period, the Business Day immediately preceding the Payment Date following such Collection Period.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" shall have the meaning specified in Section
5.1 of the Indenture.

                  "Event of Servicing Termination" shall mean an event specified in Section 7.1 of the Sale and Servicing Agreement.

                  "Exempt Notes" shall mean the Notes which are exempt from Registration under the Securities Act pursuant to Section 3(a)(3) of the Securities Act, namely the Class A-1 Notes.

                  "Expenses" shall have the meaning assigned to such term in
Section 8.2 of the Trust Agreement.

                  "Final Scheduled Payment Date" shall mean, with respect to the Securities, the Class A-1 Final Scheduled Payment Date, the Class A-2 Final Scheduled Payment Date, the Class A-3 Final Scheduled Payment Date, the Class A-4 Final Scheduled Payment Date, the Class B Final Scheduled Payment Date, the Class C Final Scheduled Payment Date or the Class D Final Scheduled Payment Date, as applicable.

                  "Final Scheduled Receivable Maturity Date" shall mean February 28, 2011.

                  "Financed Vehicle" shall mean a new or used automobile or light duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

                  "First Priority Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of
(a) the aggregate outstanding principal amount of the Class A Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes on such preceding Payment Date) over (b) the excess, if any, of (1) the Pool Balance at the end of the Collection Period preceding such Payment Date over (2) the Yield Supplement Overcollateralization Amount, with respect to such Payment Date; provided, however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Payment Date (prior to giving effect to any principal payments made on the Securities on such Payment Date); and provided, further, that (i) the First Priority Principal Distribution Amount on and after the Class A-1 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii) the First Priority Principal Distribution Amount on and after the Class A-2 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2 Notes to zero; (iii) the First Priority Principal Distribution Amount on and after the Class A-3 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3 Notes to zero; and (iv) the First Priority Principal Distribution Amount on and after the Class A-4 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-4 Notes to zero.

                  "Fitch" shall mean Fitch, Inc., doing business as Fitch
Ratings.

                  "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation.

                  "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Indemnification Agreement" shall mean the Indemnification Agreement, dated April 11, 2005, by and between Ford Credit and the Representatives.

                  "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2 of the Trust Agreement.

                  "Indenture" shall mean the Indenture, dated as of April 1, 2005, by and between the Trust and the Indenture Trustee.

                  "Indenture Trustee" shall mean The Bank of New York, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

                  "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

                  "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

                  "Initial Certificate Balance" shall mean (i) with respect to the Class D Certificates, $59,519,000 and (ii) with respect to any Certificate, an amount equal to the initial denomination of such Certificate.

                  "Initial Pool Balance" shall mean $3,199,999,975.21.

                  "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

                  "Interest Period" shall mean, with respect to any Payment Date
(i) with respect to the Class A-1 Notes from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date to but excluding the following Payment Date and (ii) with respect to the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the fifteenth day of the calendar month preceding each Payment Date to but excluding the fifteenth day of the following calendar month.

                  "IRS" shall mean the Internal Revenue Service.

                  "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor and for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

                  "Issuer Order" and "Issuer Request" shall mean a written order or a written request, respectively, signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

                  "Limited Liability Company Agreement" shall mean the Amended and Restated Limited Liability Company Agreement of Ford Credit Auto Receivables Two LLC, dated as of March 1, 2001, executed by Ford Credit, as sole member.

                  "Liquidated Receivable" shall mean a Receivable as to which the Servicer has received the proceeds of the sale by auction or other disposition of the related Financed Vehicle.

                  "Liquidation Proceeds" shall mean, with respect to a Collection Period, the monies collected by the Servicer from whatever source, during such Collection Period on (i) a Liquidated Receivable and (ii) any other Receivable that is written off during such Collection Period in accordance with the Servicer's policies and procedures, in each case, excluding Recoveries and net of the sum of any amounts expended by the Servicer for the account of the Obligor plus any amounts required by law or under the Servicer's policies and procedures to be remitted to the Obligor.

                  "London Banking Day" shall mean any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Monthly Investor Report" shall have the meaning specified in
Section 3.9 of the Sale and Servicing Agreement.

                  "Monthly Remittance Condition" shall have the meaning specified in Section 4.3(a) of the Sale and Servicing Agreement.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Note Balance" means with respect to each Class of Notes and as the context so requires, (i) with respect to all Notes of such Class, an amount equal to, initially, the initial Note Balance of such Class of Notes and, thereafter, an amount equal to the initial Note Balance of such Class of Notes, reduced by all amounts distributed to Noteholders of such Class of Notes and allocable to principal or (ii) with respect to any Note of such Class, an amount equal to, initially, the initial denomination of such Note and, thereafter, equal to such initial denomination, reduced by all amounts distributed in respect of such Note and allocable to principal.

                  "Note Depository Agreement" shall mean the agreement, dated the Closing Date, by and among the Trust, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit G to the Indenture.

                  "Noteholder" shall mean the Person in whose name a Note is registered on the Note Register.

                  "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate or the Class C Rate, as applicable.

                  "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

                  "Note Prepayment Amount" shall mean an amount equal to the unpaid principal amount of the Class of Notes to be prepaid plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Payment Date on which such payment will be made and the Notes will be paid in full.

                  "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

                  "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, collectively.

                  "Obligor" on a Receivable shall mean the purchaser or co-purchasers of a new or used automobile or light duty truck or any other Person who owes payments under the Receivable (not including any Dealer in respect of Dealer Recourse).

                  "Officer's Certificate" shall mean (i) with respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer and (ii) with respect to the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, any assistant secretary or the controller of the Seller or the Servicer, as applicable.

                  "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be reasonably acceptable to the Indenture Trustee, the Owner Trustee and the Rating Agencies, as applicable.

                  "Optional Purchase Percentage" shall mean 10%.

                  "Other Assets" shall mean any assets (or interests therein) (other than the Trust Property) conveyed or purported to be conveyed by the Seller to another Person or Persons other than the Trust, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

                  "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

(a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

(b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

(c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Noteholders of Notes evidencing the requisite principal amount of the Notes Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that an Authorized Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Owner Trustee" shall mean Wachovia Bank of Delaware, National Association, a national banking association, with its principal place of business in the State of Delaware, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

                  "Payment Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day beginning May 16, 2005.

                  "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date (except as set forth in clause (g) below) which evidence:

(a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

(c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

(d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

(e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

(g) with respect to the amounts in the Reserve Account, securities and instruments of the types specified in (a) through (f) above which do not mature prior to the next Payment Date, provided that the Issuer or the Administrator has received Rating Agency Confirmation; and

(h) any other investment with respect to which the Issuer or the Administrator has received Rating Agency Confirmation.

                  "Person" shall mean any legal person, including any corporation, estate, natural person, firm, joint venture, joint stock company, limited liability company, limited liability partnership, partnership (limited or general), trust, business trust, unincorporated organization, association, enterprise, government, any department or agency of any government or any other entity of whatever nature.

                  "Pool Balance" shall mean, as of the close of business of the last day of a Collection Period, the aggregate Principal Balance of the Receivables at the end of the preceding Collection Period (or in the case of the first Collection Period, the Cutoff Date) as reduced by all Collections and Purchase Amounts allocable to principal for the current Collection Period and by all Realized Losses during the current Collection Period.

                  "Pool Factor" as of the last day of a Collection Period shall mean a seven-digit decimal figure equal to the Pool Balance divided by the Initial Pool Balance.

                  "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, shall mean the Amount Financed minus the sum of (a) that portion of all Collections posted on or prior to such date allocable to principal and (b) any payment of the Purchase Amount with respect to the Receivable allocable to principal.

                  "Principal Distribution Account" shall mean the administrative subaccount of the Collection Account established and maintained as such pursuant to Section 4.1(b) of the Sale and Servicing Agreement.

                  "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

                  "Program" shall have the meaning specified in Section 3.11 of the Sale and Servicing Agreement.

                  "Prospectus" shall mean the preliminary prospectus supplement, dated April 7, 2005, to the Seller's prospectus, dated April 7, 2005, filed with the Commission pursuant to Rule 424(b)(5) on April 7, 2005, together with the final prospectus supplement, dated April 11, 2005, to the prospectus, dated April 7, 2005, filed with the Commission pursuant to Rule 424(b)(2) on April 12, 2005 related to the Underwritten Notes (other than the Class A-1 Notes).

                  "Purchase Agreement" shall mean the Purchase Agreement, dated as of April 1, 2005, by and between the Seller and Ford Credit.

                  "Purchase Amount" shall mean the amount, as of the close of business on the last day of a Collection Period, required to be paid by an Obligor to prepay in full the respective Receivable under the terms thereof plus, to the extent not payable by such Obligor under the terms of such Receivable, an amount equal to the interest that would accrue and be payable on such Receivable's due date in the month of such Collection Period at the Receivable's Annual Percentage Rate.

                  "Purchased Property" shall mean the Receivables and related property described in Section 2.1(a) of the Purchase Agreement.

                  "Purchased Receivable" shall mean, with respect to a Collection Period, a Receivable purchased as of the close of business on the last day of such Collection Period by the Servicer pursuant to Section 3.7 of the Sale and Servicing Agreement, by the Seller pursuant to Section 2.3 of the Sale and Servicing Agreement, or by Ford Credit pursuant to Section 6.2 of the Purchase Agreement.

                  "Purchaser" shall mean the Seller in its capacity as Purchaser under the Purchase Agreement.

                  "Qualified Institution" shall mean any depository institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) has a short-term deposit rating of "P-1" by Moody's and "A-1+" by Standard & Poor's, (ii) if any of the Trust Accounts are no longer held as separate Trust Accounts and the deposits are to be held in such accounts more than 30 days, has a long-term unsecured debt rating or issuer rating of "AA-" by Standard & Poor's and (iii) in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto.

                  "Qualified Trust Institution" shall mean the corporate trust department of The Bank of New York, Wachovia Bank of Delaware, National Association, or any institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) holds not less than one billion dollars in assets in its fiduciary capacity and
(iii) has a long-term deposit rating of not less than "Baa3" from Moody's.

                  "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Seller or an Affiliate to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. On the Closing Date, the Rating Agencies are Fitch, Moody's and Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller or an Affiliate, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

                  "Rating Agency Confirmation" shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of its then current rating of the Notes or the Certificates.

                  "Realized Losses" shall mean, with respect to a Receivable that is written off by the Servicer in accordance with its policies and procedures, the excess of the Principal Balance of any such Receivable over Liquidation Proceeds received in the Collection Period (if any) to the extent allocable to principal.

                  "Receivable" shall mean any retail installment sale contract that appears on the Schedule of Receivables and that has not been released by the Indenture Trustee and the Owner Trustee from the Trust, and any amendments, modifications or supplements to such retail installment sale contract.

                  "Receivable Files" shall mean the documents specified in
Section 2.4 of the Sale and Servicing Agreement.

                  "Receivables Purchase Price" shall mean the fair market value of the Receivables on the Closing Date.

                  "Record Date" shall mean, (i) with respect to any Payment Date and any Book-Entry Note, the close of business on the day prior to such Payment Date or, with respect to any Definitive Note, the last day of the month preceding the month in which such Payment Date occurs and (ii) with respect to any Payment Date and any Certificate, the close of business on the last day of the month preceding the month in which such Payment Date occurs.

                  "Recoveries" shall mean, with respect to a Collection Period, the monies collected by the Servicer from whatever source during such Collection Period on a Receivable after the date the Receivable has been written off by the Servicer in accordance with its policies and procedures (whether or not such Receivable is a Liquidated Receivable), net of the sum of any amounts expended by the Servicer for the account of the Obligor plus any amounts required by law or under the Servicer's policies and procedures to be remitted to the Obligor.

                  "Redemption Date" shall mean with respect to a redemption of the Class A Notes, the Class B Notes and the Class C Notes pursuant to Section 10.1(a) of the Indenture or a payment to Noteholders pursuant to Section 10.1(b) of the Indenture, the Payment Date specified by the Servicer pursuant to said
Section 10.1(a) or (b), as applicable.

                  "Registered Noteholder" shall mean the Person in whose name a
Note is registered on the Note Register on the applicable Record Date.

                  "Regular Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount not less than zero equal to the difference between:

         (i) the greater of:

               (1) the sum of the aggregate outstanding principal amount of the Class A-1 Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A-1 Notes on such preceding Payment Date) or the Closing Date, as the case may be, and

               (2) the excess, if any, of:

                    (a) the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all of the Certificates as of the preceding Payment Date (after giving effect to any principal payments made on the Securities on such preceding Payment Date) or the Closing Date, as the case may be, over

                    (b) the excess, if any, of:

                        (x) the Pool  Balance  at the end of the  Collection
                            Period preceding such Payment Date over

                        (y) the sum of:

                             (I) the Specified Overcollateralization Amount and

                             (II) the Yield Supplement Overcollateralization
                                  Amount, each with respect to such Payment Date and

                    (ii) the sum of:

                         (1) the First Priority Principal Distribution Amount,
                             if any,

                         (2) the Second Priority Principal Distribution Amount,
                             if any, and

                         (3) the Third Priority Principal Distribution Amount,
                             if any, each with respect to such Payment Date;

provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Payment Date (after giving effect to any principal payments made on the Securities on such Payment Date in respect of the First Priority Principal Distribution Amount, if any, the Second Priority Principal Distribution Amount, if any, and the Third Priority Principal Distribution Amount, if any); and provided, further, that the Regular Principal Distribution Amount on or after the Class D Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the Certificate Balance of the Class D Certificates to zero.

                  "Representatives" shall mean Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Lehman Brothers Inc., as representatives of the several Underwriters.

                  "Repurchase Event" shall mean the occurrence of a breach of any of Ford Credit's representations and warranties contained in Section 3.2(b) of the Purchase Agreement obligating Ford Credit to repurchase Receivables thereunder at the Purchase Amount from the Seller or from the Trust.

                  "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of "P-1" by Moody's, (ii) short-term unsecured debt obligations of "A-1+" by Standard & Poor's and (iii) short-term unsecured debt obligations of "F1+" by Fitch, if rated by Fitch; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

                  "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.1(d) of the Sale and Servicing Agreement.

                  "Reserve Account Release Amount" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the amount of cash or other immediately available funds in the Reserve Account on such Payment Date (prior to giving effect to any withdrawals therefrom relating to such Payment Date) over (ii) the Specified Reserve Balance with respect to such Payment Date.

                  "Reserve Initial Deposit" shall mean, with respect to the Closing Date, $15,999,999.88.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of April 1, 2005, by and among the Trust, as issuer, the Seller, as seller, and Ford Credit, as servicer.

                  "Sarbanes-Oxley Act of 2002" shall mean the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and any amendments, modifications or supplements thereto.

                  "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

                  "Schedule of Receivables" shall mean the list identifying the Receivables attached as Exhibit B to the Purchase Agreement and Schedule A to the Sale and Servicing Agreement and the Indenture (which list may be in the form of microfiche, disk or other means acceptable to the Indenture Trustee).

                  "Second Priority Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the aggregate outstanding principal amount of the Class A Notes and the Class B Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes and the Class B Notes on such preceding Payment Date) over (b) the excess, if any of (1) the Pool Balance at the end of the Collection Period preceding such Payment Date over (2) the Yield Supplement Overcollateralization Amount, with respect to such Payment Date, and (ii) the First Priority Principal Distribution Amount, if any, with respect to such Payment Date; provided, however, that the Second Priority Principal Distribution Amount on or after the Class B Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class B Notes to zero.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "Securities" shall mean the Notes and the Certificates, collectively.

                  "Securities Account" shall mean each account established pursuant to Section 1 of the Control Agreement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Securityholders" shall mean the Noteholders and the Certificateholders, collectively.

                  "Seller" shall mean Ford Credit Auto Receivables Two LLC as the seller of the Receivables under the Sale and Servicing Agreement, and each successor to Ford Credit Auto Receivables Two LLC (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

                  "Servicer" shall mean Ford Credit as the servicer of the Receivables, and each successor to Ford Credit (in the same capacity) pursuant to Section 7.3 of the Sale and Servicing Agreement.

                  "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period.

                  "Servicing Fee Rate" shall mean 1.0% per annum.

                  "Simple Interest Advance" shall have the meaning specified in
Section 4.5(a)(i) of the Sale and Servicing Agreement.

                  "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest, set forth in the related contract, multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made.

                  "Simple Interest Receivable" shall mean any Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

                  "Specified Credit Enhancement Amount" shall mean, with respect to any Payment Date, the greatest of (i) $15,999,999.88, (ii) 1% of the Pool Balance at the end of the Collection Period preceding such Payment Date or (iii) the aggregate Principal Balance of the Receivables that are delinquent 91 days or more, excluding Liquidated Receivables and Receivables that have been written off by the Servicer as of the end of the Collection Period preceding such Payment Date; provided, however, that the Specified Credit Enhancement Amount with respect to any Payment Date shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Payment Date (after giving effect to any principal payments made on the Securities on such preceding Payment Date).

                  "Specified Overcollateralization Amount" shall mean, with respect to any Payment Date, the excess, if any, of (a) the Specified Credit Enhancement Amount over (b) the Specified Reserve Balance, each with respect to such Payment Date.

                  "Specified Reserve Balance" shall mean $15,999,999.88; provided, however, that the Specified Reserve Balance with respect to any Payment Date shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Payment Date (after giving effect to any principal payments made on the Securities on such preceding Payment Date).

                  "Standard & Poor's" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

                  "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 7.2 of the Sale and Servicing Agreement.

                  "Supplemental Servicing Fee" shall mean, with respect to a Collection Period, all late fees, prepayment charges, extension fees and other administrative fees or similar charges with respect to the Receivables.

                  "Third Priority Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the aggregate outstanding principal amount of the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on such preceding Payment
Date) over (b) the excess, if any of (1) the Pool Balance at the end of the Collection Period preceding such Payment Date over (2) the Yield Supplement Overcollateralization Amount, with respect to such Payment Date, and (ii) the sum of (a) the First Priority Principal Distribution Amount, if any, with respect to such Payment Date and (b) the Second Priority Principal Distribution Amount, if any, with respect to such Payment Date; provided, however, that the Third Priority Principal Distribution Amount on or after the Class C Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class C Notes to zero.

                  "Total Required Payment" shall mean, with respect to any Payment Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the First Priority Principal Distribution Amount, if any, the Accrued Class B Note Interest, the Second Priority Principal Distribution Amount, if any, the Accrued Class C Note Interest, the Third Priority Principal Distribution Amount, if any, and the Accrued Class D Certificate Interest; provided, however, that following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes or following an Insolvency Event or a dissolution with respect to the Seller, on any Payment Date until the Payment Date on which the outstanding principal amount of all the Notes has been paid in full, the Total Required Payment shall mean the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued Class B Note Interest, the Accrued Class C Note Interest and the amount necessary to reduce the outstanding principal amount of all the Notes to zero.

                  "Transfer" shall mean to sell, transfer, assign, participate, pledge or otherwise dispose of.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean Ford Credit Auto Owner Trust 2005-B, a Delaware statutory trust established pursuant to the Certificate of Trust and the Trust Agreement.

                  "Trust Accounts" shall have the meaning specified in Section 4.1(d)(i) of the Sale and Servicing Agreement.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of April 1, 2005, between the Seller, as depositor and the Owner Trustee.

                  "Trust Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                  "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

                  "Trust Property" shall mean, collectively, (i) the Receivables; (ii) monies due or received thereunder on or after the Cutoff Date and monies due and received prior to the Cutoff Date that are posted to the Obligor's account on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) the Trust Accounts, the Trust Distribution Account and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (viii) all of the Seller's rights under the Sale and Servicing Agreement; (ix) all of the Seller's rights under the Purchase Agreement; (x) payments and proceeds with respect to the Receivables held by the Servicer; (xi) all property securing a Receivable; (xii) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (xiii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                  "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

                  "2005-B Bank Accounts" shall have the meaning specified in
Section 4.1(d)(i) of the Sale and Servicing Agreement.

                  "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

                  "Underwriters" shall mean the underwriters named in Schedule I to the Underwriting Agreement.

                  "Underwriting Agreement" shall mean the Underwriting Agreement, dated April 11, 2005, by and between the Seller and the Representatives of the several Underwriters.

                  "Underwritten Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes purchased by the Underwriters under the Underwriting Agreement.

                  "Unreimbursable Advance" shall have the meaning specified in
Section 4.5(b) of the Sale and Servicing Agreement.

                  "Void Transfer" shall have the meaning specified in Section
3.3 of the Trust Agreement.

                  "Yield Supplement Overcollateralization Amount" shall mean, with respect to any Payment Date, the amount specified on the Yield Supplement Overcollateralization Schedule with respect to such Payment Date. The Yield Supplement Overcollateralization Amount has been calculated for each Payment Date as the sum of the amount for each Receivable equal to the excess, if any, of --

o the Scheduled Payments due on such Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at the APR of such Receivable, over

o the Scheduled Payments due on such Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at 8.75%.

                  For purposes of such calculation, future Scheduled Payments on each Receivable are determined by assuming the outstanding principal balance as of the Cutoff Date is paid in equal monthly payments over the remaining scheduled term without any delays, defaults or prepayments.

                  "Yield Supplement Overcollateralization Schedule" shall mean for the Closing Date and each Payment Date listed below, the following schedule:

Closing Date              $   224,037,144.50
May 2005                      215,828,950.39
June 2005                     207,768,114.30
July 2005                     199,856,118.69
August 2005                   192,094,116.75
September 2005                184,483,373.41
October 2005                  177,025,121.34
November 2005                 169,720,481.06
December 2005                 162,570,521.44
January 2006                  155,576,065.81
February 2006                 148,737,853.39
March 2006                    142,056,671.09
April 2006                    135,533,418.85
May 2006                      129,168,887.69
June 2006                     122,964,035.40
July 2006                     116,919,758.46
August 2006                   111,037,060.58
September 2006                105,316,706.08
October 2006                  99,759,261.71
November 2006                 94,364,954.70
December 2006                 89,133,840.14
January 2007                  84,065,498.45
February 2007                 79,159,849.05
March 2007                    74,416,395.03
April 2007                    69,835,237.13
May 2007                      65,416,376.05
June 2007                     61,160,052.90
July 2007                     57,066,366.80
August 2007                   53,135,383.05
September 2007                49,367,174.55
October 2007                  45,761,451.47
November 2007                 42,317,360.16
December 2007                 39,033,406.82
January 2008                  35,908,512.97
February 2008                 32,941,575.62
March 2008                    30,128,798.07
April 2008                    27,467,363.06
May 2008                      24,953,718.83
June 2008                     22,587,241.21
July 2008                     20,365,759.32
August 2008                   18,286,409.71
September 2008                16,346,095.07
October 2008                  14,541,522.68
November 2008                 12,869,171.18
December 2008                 11,325,442.90
January 2009                  9,907,686.48
February 2009                 8,613,368.12
March 2009                    7,437,908.64
April 2009                    6,377,132.27
May 2009                      5,426,198.70
June 2009                     4,581,319.51
July 2009                     3,837,977.94
August 2009                   3,189,810.53
September 2009                2,629,686.23
October 2009                  2,151,396.70
November 2009                 1,748,869.35
December 2009                 1,413,028.36
January 2010                  1,135,241.12
February 2010,                908,602.72
March 2010                    722,894.81
April 2010                    569,349.84
May 2010                      436,367.16
June 2010                     323,210.71
July 2010                     229,106.37
August 2010                   153,225.79
September 2010                94,766.97
October 2010                  52,811.99
November 2010                 26,350.16
December 2010                 12,073.85
January 2011                  4,011.86
February 2011                 765.84